EXHIBIT 10.1

IN ACCORDANCE WITH ITEM 6.01(b)(10) OF REGULATION S-K,

CERTAIN PRIVATE OR CONFIDENTIAL ITEMS HAVE BEEN REDACTED

FROM THE FILED COPY OF THIS AGREEMENT

FIRST AMENDMENT AND JOINDER

TO THE

RECEIVABLES FINANCING AGREEMENT AND

THE RECEIVABLES SALE AND CONTRIBUTION AGREEMENT

This FIRST AMENDMENT AND JOINDER TO THE RECEIVABLES FINANCING AGREEMENT AND THE RECEIVABLES SALE AND CONTRIBUTION AGREEMENT (this “Amendment”), dated as of October 29, 2021, is entered into by and among the following parties:

(i)          ADT FINANCE LLC, a Delaware limited liability company, as Borrower (the “Borrower”) and as Buyer (the “Buyer”); and

(ii)         MIZUHO BANK, LTD. (“Mizuho”), as Administrative Agent, Arranger, Collateral Agent, and Structuring Agent;

(iii)        ADT LLC, a Delaware limited liability company (“ADT”), in its individual capacity and as initial Servicer (in such capacity, the “Servicer”) and as Originator (in such capacity, the “Originator”);

(iv)        Mizuho, as a Lender and Group Agent;

(v)         MUFG BANK, LTD. (“MUFG”), as a new Lender and Group Agent (in such capacities, together, the “MUFG Group”);

(vi)        STARBIRD FUNDING CORPORATION (“Starbird”), as a new Conduit Lender; and

(vii)       BNP PARIBAS (“BNPP”), as a new Lender (in such capacity, together with MUFG and Starbird, as Lenders, the “New Lenders”) and as a new Group Agent (in such capacity, together with MUFG as a new Group Agent, the “New Group Agents”) for itself and Starbird (Starbird, as a Conduit Lender, and BNPP, as Starbird’s Related Lender and as a Group Agent, shall constitute the “BNPP Group”).

PRELIMINARY STATEMENTS

1.          The parties hereto (other than the New Group Agents and the New Lenders) are parties to that certain Receivables Financing Agreement, dated as of July 16, 2021 (as amended, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”).

2.          The Buyer, the Originator and the Servicer are parties to that certain Amended and Restated Receivables Sale and Contribution Agreement, dated as of July 16, 2021 (as amended, supplemented or otherwise modified from time to time, the “Sale Agreement”).

3.          Each of the New Lenders and the New Group Agents wish to become a party as a Lender or Group Agent, as applicable, to the Receivables Financing Agreement and the Amended and Restated Funded Fee Letter, dated as of July 16, 2021, among the Borrower and Mizuho, as

Administrative Agent and as Group Agent (as amended, supplemented or otherwise modified from time to time, the “Funded Fee Letter”).

4.          The parties hereto wish to reflect the New Lenders’ respective Lender Loan Limits as set forth herein.

5.          The parties hereto desire to amend the Receivables Financing Agreement and the Sale Agreement as set forth herein.

In consideration of the premises herein contained and for other good and valuable consideration, the receipt and adequacy of which the parties hereto hereby acknowledge, the parties hereto agree as follows:

Section 1.          Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Receivables Financing Agreement, and the interpretive rules set forth in Section 1.02 of the Receivables Financing Agreement shall apply to this Amendment.

Section 2.          Joinder of the New Lenders and the New Group Agents to the Receivables Financing Agreement.

(a)       MUFG as New Lender. From and after the date hereof, MUFG shall be a Lender party to the Receivables Financing Agreement for all purposes thereof and of the other Transaction Documents, and MUFG assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Lenders contained in the Receivables Financing Agreement and the other Transaction Documents. MUFG confirms that (i) it has received a copy of the Receivables Financing Agreement and copies of such other Transaction Documents, and other documents and information as it has requested and deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Receivables Financing Agreement and (ii) it will, independently and without reliance upon the Arranger, the Structuring Agent, any Agent, any other Lender or any Group Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Receivables Financing Agreement and the other Transaction Documents.

(b)       Appointment of MUFG as Group Agent of the MUFG Group. MUFG designates and appoints itself as, and MUFG hereby agrees to perform the duties and obligations of, the Group Agent for the MUFG Group. From and after the date hereof, MUFG shall be a Group Agent party to the Receivables Financing Agreement, for all purposes of the Receivables Financing Agreement and the other Transaction Documents, and the MUFG assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Group Agents contained in the Receivables Financing Agreement and the other Transaction Documents.

(c)       Starbird as New Lender. From and after the date hereof, Starbird shall be a Conduit Lender party to the Receivables Financing Agreement for all purposes thereof and of the other Transaction Documents, and Starbird assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Conduit Lenders contained in the Receivables Financing Agreement and the other Transaction Documents. Starbird shall be the Related Conduit Lender with respect to BNPP. Starbird confirms that (i) it has received a copy of the Receivables

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Financing Agreement and copies of such other Transaction Documents, and other documents and information as it has requested and deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Receivables Financing Agreement and (ii) it will, independently and without reliance upon the Arranger, the Structuring Agent, any Agent, any other Lender or any Group Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Receivables Financing Agreement and the other Transaction Documents.

(d)       BNPP as New Lender. From and after the date hereof, BNPP shall be a Lender party to the Receivables Financing Agreement for all purposes thereof and of the other Transaction Documents, and BNPP assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Lenders contained in the Receivables Financing Agreement and the other Transaction Documents. BNPP shall be the Related Lender with respect to Starbird. BNPP confirms that (i) it has received a copy of the Receivables Financing Agreement and copies of such other Transaction Documents, and other documents and information as it has requested and deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Receivables Financing Agreement and (ii) it will, independently and without reliance upon the Arranger, the Structuring Agent, any Agent, any other Lender or any Group Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Receivables Financing Agreement and the other Transaction Documents.

(e)       Appointment of BNPP as Group Agent of the BNPP Group. Starbird and BNPP hereby designate and appoint BNPP as, and BNPP hereby agrees to perform the duties and obligations of, the Group Agent for the BNPP Group. From and after the date hereof, BNPP shall be a Group Agent party to the Receivables Financing Agreement, for all purposes of the Receivables Financing Agreement and the other Transaction Documents, and BNPP assumes all related rights and agrees to be bound by all of the terms and provisions applicable to Group Agents contained in the Receivables Financing Agreement and the other Transaction Documents.

(f)       Lender Loan Limits. Effective as of the date hereof, the Lender Loan Limit of each Lender shall be the amount set forth for such Lender on Schedule I hereto.

(g)       Consent to Joinder. Each of the parties hereto consents to the foregoing joinder of the New Lenders and the New Group Agents as Lenders and Group Agents party to the Receivables Financing Agreement and waives any otherwise applicable conditions precedent thereto under the Receivables Financing Agreement and the other Transaction Documents (other than as set forth herein).

(h)       Initial Loans of the New Lenders. On the date hereof, MUFG shall make an initial Loan to the Borrower in an amount equal to $43,761,041.06, and Starbird shall make an initial Loan to the Borrower in an amount equal to $43,761,041.06. The proceeds of such initial Loans shall be disbursed to Mizuho on the date hereof and, upon receipt by Mizuho of such amounts in full, shall reduce the outstanding Principal of such Loans made by Mizuho in the amount of $87,522,082.12 on the date so received. The parties hereto consent to such initial Loans by MUFG and Starbird and such repayment of Principal of Loans of Mizuho on the date hereof being made as set forth in this Section 2(h) and not being made ratably on the basis of the Ratable

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Shares of all Groups, it being understood and agreed that (i) after giving effect to such initial Loans and repayment of the existing Loans, the Principal of the Loans held by each Group shall be equal to their Ratable Share based on their Lender Loan Limits as amended hereby, and (ii) any accrued and unpaid interest as of the date such repayment of Principal is received by Mizuho shall continue to be owing and payable to Mizuho in accordance with the terms of the Receivables Financing Agreement.

(i)       Upfront Fees. The Borrower agrees to pay to each New Group Agent for the benefit of the Lenders in its Group, an upfront fee in an amount equal to [REDACTED]. All upfront fees payable pursuant to this Section 2(i) shall be paid on the date hereof in U.S. Dollars. The upfront fees set forth in this Section 2(i) are not refundable under any circumstances. The upfront fees set forth in this Section 2(i) constitute Fees under and as defined in the Receivables Financing Agreement, and are in addition to, and not in lieu of, all other fees and other amounts payable to the Affected Persons pursuant to the Transaction Documents.

Section 3.          Amendments to the Receivables Financing Agreement. The Receivables Financing Agreement is hereby amended as follows:

(a)       Section 1.01 of the Receivables Financing Agreement is amended by adding the following sentence to the end of the definition of “Lenders”:

Each Conduit Lender shall constitute a Lender for all purposes of this Agreement.

(b)       Section 1.01 of the Receivables Financing Agreement is amended so that the definition of “Termination Date” therein is amended to read in its entirety as follows:

“Termination Date” means the earlier to occur of (a) October 28, 2022 (the “Scheduled Termination Date”), and (b) the occurrence of an Event of Termination.

(c)       The following new defined terms and definitions thereof are added to Section 1.01 of the Receivables Financing Agreement in the appropriate alphabetical order:

“EU Securitisation Regulation” means Regulation (EU) 2017/2402 of the European Parliament and of the Council of 12 December 2017 laying down a general framework for securitisation and creating a specific framework for simple, transparent and standardized securitisation and amending certain other European Union directives and regulations (as amended by Regulation (EU) 2021/557) and, except as otherwise stated, means such Regulation as further amended from time to time.

“EU Securitisation Regulation Rules” means the EU Securitisation Regulation, together with all relevant implementing regulations in relation thereto, all regulatory and/or implementing technical standards in relation thereto or applicable in relation thereto pursuant to any transitional arrangements made pursuant to the EU Securitisation Regulation and, in each case, any relevant official binding guidance and directions published

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in relation thereto by the European Banking Authority, the European Securities and Markets Authority or the European Insurance and Occupational Pensions Authority (or in each case, any predecessor, successor or replacement organization thereto)) or by the European Commission (all, except as otherwise stated, as amended from time to time).

“First Amendment Date” means October 29, 2021.

“Retained Interest” has the meaning set forth in Section 12.19.

(d)       Section 6.01(r) of the Receivables Financing Agreement is amended by adding the following sentence to the end thereof:

In determining that the Borrower is not such a “covered fund,” the Borrower relies on, and is entitled to rely on, the exemption from the definition of “investment company” set forth in Section 3(c)(5) of the Investment Company Act (although other exclusions or exemptions may also be available to the Borrower).

(e)       Section 6.01 of the Receivables Financing Agreement is amended by adding thereto the following new clause (ee) to the end of such Section:

(ee)       Rule 3a-7 Eligible Assets. Each Loan constitutes an “eligible asset” within the meaning of Rule 3a-7 promulgated under the Investment Company Act.

(f)       Section 12.08(f) of the Receivables Financing Agreement is amended by adding the following sentence to the end thereof:

ADT and the Borrower shall not deliver (or instruct the Administrative Agent or the Collateral Agent to deliver) to any Lender or Group Agent any Non-Public Obligor Data in connection with the transactions contemplated hereby, except with such Lender’s or Group Agent’s prior written consent.

(g)       The Receivables Financing Agreement is amended by adding thereto the following new Section 12.19:

SECTION 12.19 EU Securitisation Regulation; Information; Indemnity.

(a)       EU Securitisation Regulation. ADT hereby represents, warrants and agrees, for the benefit of those Credit Parties that are subject to Article 5 of the EU Securitisation Regulation, on the First Amendment Date until the Final Payout Date that:

(i)       ADT, based on the reasonable understanding that it is an originator for purposes of the EU Securitisation Regulation, shall retain, on an ongoing basis, a material net economic interest in

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the Pool Receivables in an amount not less than 5% of the nominal value of the Pool Receivables in the form of a first loss tranche determined in accordance with sub-paragraph (d) of Article 6(3) of the EU Securitisation Regulation (as in effect on the First Amendment Date), which material net economic interest shall be based on ADT’s direct or in direct ownership of all of the membership interest of the Borrower, which has the right to receive payments under Section 3.01(d)(ix) (the “Retained Interest”).

(ii)       each of ADT and the Borrower shall not, and shall not permit any of its Affiliates to, hedge or otherwise mitigate its credit risk under, or associated with the Retained Interest, or sell, transfer or otherwise surrender all or part of the rights, benefits or obligations arising from, the Retained Interest, except to the extent permitted under the EU Securitisation Regulation Rules (as in effect at the relevant time) ;

(iii)       ADT shall not change the manner in which it retains or the method of calculating the Retained Interest, except to the extent permitted under the EU Securitisation Regulation Rules (as in effect at the relevant time);

(iv)       ADT shall provide ongoing confirmation as to the continued compliance with the foregoing clauses (i) through (iii) above (A) by providing such confirmation to the Servicer on a monthly basis for inclusion in each Information Package, (B) promptly following the occurrence of any Event of Termination or Unmatured Event of Termination and (C) from time to time promptly upon written request by the Administrative Agent (on behalf of any Credit Party) or any Group Agent (on behalf of any member of its Group) in connection with any material change in the performance or the risk characteristics of the Pool Receivables or the transaction contemplated by the Transaction Documents or any material breach of the Transaction Documents;

(v)       ADT shall notify the Administrative Agent and each Group Agent promptly and in any event within five (5) Business Days of: (A) any change in the identity of the Person or Persons, if any, through which it is retaining and holding such Retained Interest or (B) any breach of clause (i) through (iii) above;

(vi)      ADT was not established for, and does not operate for, the sole purpose of securitizing exposures;

(vii)      the Originator has complied with the Credit and Collection Policy in connection with originating the Pool Receivables; and

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(viii)      each of the Pool Receivables arises under and is governed by a Contract containing the terms and conditions required by the forms of Eligible Contract required by this Agreement;

(h)        Information. ADT covenants that it shall provide such additional information as may reasonably be requested by the Administrative Agent (on behalf of any Credit Party) or any Group Agent (on behalf of any member of its Group) for purposes of Article 5 of the EU Securitisation Regulation (as in effect as of the First Amendment Date) (A) as of the First Amendment Date, and (B) following the First Amendment Date, solely as regards the provision of information in the possession or under the control of ADT and to the extent the same is not subject to a duty of confidentiality (provided that, where any such information is subject to confidentiality restrictions, ADT shall use reasonable efforts to obtain consent for the disclosure of such information); provided that neither ADT, the Borrower nor any other party to the transaction contemplated by this Agreement shall be required to provide any information or disclosure for purposes of, or in connection with, Article 7 of the EU Securitisation Regulation, or to take any other action in accordance with, or in a manner contemplated by, Article 7 of the EU Securitisation Regulation (or otherwise for purposes of any person’s compliance with Article 5(1)(e) of the EU Securitisation Regulation);

(i)       Clause (z) of Section 11.02 of the Receivables Financing Agreement is amended to read in its entirety as follows:

(z) they constitute special, indirect, consequential, or punitive damages (other than special, indirect, consequential or punitive damages payable by an Indemnified Party to a third party).

(j)       Section 12.14 of the Receivables Financing Agreement is amended by adding the following sentence at the end thereof:

Each of the parties hereto agrees that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, provided that no electronic signatures may be affixed through the use of a third-party service provider.  The parties agree that any digital or electronic signatures (including pdf, facsimile or electronically imaged signatures) appearing on this Agreement or such other documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility, and that delivery of any such electronic signature to, or a signed copy of, this Agreement and such other documents may be made by facsimile, email or other electronic transmission.

(k)       Each of Schedule I and Schedule III to the Receivables Financing Agreement is replaced in its entirety with the new Schedule I and Schedule III respectively, attached hereto.

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Section 4.            Amendments to the Sale Agreement. The Sale Agreement is hereby amended as follows:

(a)         Clause (z) of Section 7.1 of the Sale Agreement is amended to read in its entirety as follows:

(z) constitute special, indirect, consequential, or punitive damages (other than special, indirect, consequential or punitive damages payable by an Originator Indemnified Party to a third party).

(b)         Section 8.4 of the Sale Agreement is amended to read in its entirety as follows:

SECTION 8.4             Binding Effect; Assignment. The Originator acknowledges that institutions providing financing (by way of loans or purchases of Transferred Receivables or interests therein) pursuant to the Receivables Financing Agreement may rely upon the terms of this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall also, to the extent provided herein, inure to the benefit of the parties to the Receivables Financing Agreement. The Originator acknowledges that the Buyer has granted to the Collateral Agent on behalf of the Secured Parties a security interest under the Receivables Financing Agreement in the Buyer’s rights under this Agreement, consents to such assignment and to the exercise of those rights directly by the Collateral Agent to the extent permitted by the Receivables Financing Agreement and acknowledges and agrees that the Collateral Agent, individually and as agent, and each other Credit Party and each of their respective successors and assigns are express third party beneficiaries of this Agreement.

Section 5.         Representations and Warranties. On the date hereof, each of the Borrower and ADT hereby represents and warrants (solely as to itself) to the Credit Parties as follows:

(a)        after giving effect to this Amendment, no event or condition has occurred and is continuing which constitutes an Event of Termination or Unmatured Event of Termination;

(b)        after giving effect to this Amendment, the representations and warranties of such Person set forth in the Receivables Financing Agreement and each other Transaction Document to which it is party are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and

(c)        this Amendment constitutes the valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.

Section 6.           Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of each of the following, in each case, in form and substance reasonably satisfactory to the Administrative Agent:

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(a)        counterparts of this Amendment, duly executed by each of the parties hereto;

(b)       the reaffirmation of the Performance Support Agreement, duly executed by ADT Inc. as Annex A hereto;

(c)       counterparts of an amendment and restatement of the Funded Fee Letter, duly executed by the Borrower, the Administrative Agent and each Group Agent, including the New Group Agents; and

(d)       the opinion of counsel to the ADT Entities with a certificate of the ADT Entities as to organizational documents and authorization and good standing certificates from the State of Delaware.

Section 7.          Miscellaneous.

(a)       Effect of Amendment; Ratification. Except as specifically set forth herein, the Receivables Financing Agreement (as amended hereby) is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in any Transaction Document to the Receivables Financing Agreement or the Sale Agreement, including by reference, as applicable, to “this Agreement”, “hereof”, “herein”, or words of similar effect, shall be deemed to be references to the Receivables Financing Agreement or the Sale Agreement, as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Receivables Financing Agreement, the Sale Agreement, the Funded Fee Letter or any other Transaction Document other than as specifically set forth herein.

(b)       Counterparts; Delivery. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record, deliveries or the keeping of records in electronic form (provided that no electronic signatures may be affixed through the use of a third-party service provider), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(c)       Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such

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prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d)       Captions. The various captions in this Amendment are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Amendment, the Receivables Financing Agreement, the Sale Agreement or any other Transaction Document.

(e)       GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT, OR ANY LENDER IN THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK)

(f)       WAIVER OF TRIAL BY JURY. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AMENDMENT OR THE RECEIVABLES FINANCING AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR UNDER ANY AMENDMENT, INSTRUMENT, OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AMENDMENT, THE RECEIVABLES FINANCING AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the date first above written.

ADT FINANCE LLC, as Borrower

By:	/s/ Deepika Yelamanchi
Name:	Deepika Yelamanchi
Title:	Vice President and Treasurer

ADT LLC, in its individual capacity and as initial Servicer

By:	/s/ Deepika Yelamanchi
Name:	Deepika Yelamanchi
Title:	Vice President and Treasurer

S-1	1st Amendment and Joinder to Receivables Financing Agreement and the Receivables Sale and Contribution Agreement

MIZUHO BANK, LTD., as Administrative Agent

By:	/s/ Richard A. Burke
Name:	Richard A. Burke
Title:	Managing Director

MIZUHO BANK, LTD., as Group Agent for the Mizuho Group

By:	/s/ Richard A. Burke
Name:	Richard A. Burke
Title:	Managing Director

MIZUHO BANK, LTD., as a Lender

By:	/s/ Richard A. Burke
Name:	Richard A. Burke
Title:	Managing Director

MIZUHO BANK, LTD., as Structuring Agent

By:	/s/ Richard A. Burke
Name:	Richard A. Burke
Title:	Managing Director

MIZUHO BANK, LTD., as Collateral Agent

By:	/s/ Richard A. Burke
Name:	Richard A. Burke
Title:	Managing Director

S-2	1st Amendment and Joinder to Receivables Financing Agreement and the Receivables Sale and Contribution Agreement

MUFG BANK, LTD., as Lender and Group Agent

By:	/s/ Eric Williams
Name:	Eric Williams
Title:	Managing Director

S-3	1st Amendment and Joinder to Receivables Financing Agreement and the Receivables Sale and Contribution Agreement

BNP PARIBAS, as a Lender and as a Group Agent

By:	/s/ Advait Joshi
Name:	Advait Joshi
Title:	Director

By:	/s/ Chris Fukuoka
Name:	Chris Fukuoka
Title:	Director

STARBIRD FUNDING CORPORATION, as Lender

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

S-4	1st Amendment and Joinder to Receivables Financing Agreement and the Receivables Sale and Contribution Agreement

SCHEDULE I

Loan Limits

Mizuho Group
Group Loan Limit: $200,000,000
Party	Capacity	Lender Loan Limit
Mizuho	Lender	$200,000,000
Mizuho	Group Agent	N/A

MUFG Group
Group Loan Limit: $100,000,000
Party	Capacity	Lender Loan Limit
MUFG Bank, Ltd.	Lender	$100,000,000
MUFG Bank, Ltd.	Group Agent	N/A

BNPP Group
Group Loan Limit: $100,000,000
Party	Capacity	Lender Loan Limit
Starbird Funding Corporation and BNP Paribas (collectively)	Lenders	$100,000,000
BNP Paribas	Group Agent	N/A

The CP Rate with respect to Starbird Funding Corporation shall be the Bank Rate.

Schedule I-1

SCHEDULE III
Notice Addresses

If to any ADT Entity:

c/o ADT LLC

1501 Yamato Road
Boca Raton, FL 33431
Attention: Chief Legal Officer
Facsimile: (561) 226-2856

with copies to:
Apollo Management VIII, L.P.
9 West 57th Street, 43rd Floor
New York, NY 10019
Attention: Chief Legal Officer
Telephone: (212) 515-3484
Facsimile: (646) 607-0539

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019
Attention: Gregory A. Ezring, T. Robert Zochowski
Telephone: (212) 373-3762
Facsimile: (212) 492-0762

If to Mizuho:

Mizuho Bank, Ltd.
1271 Avenue of the Americas
New York, NY 10020
Attention: Johan Andreasson
Tel: (212) 282-3544

Fax: (212) 282-4105

Email: Johan.Andreasson@mizuhogroup.com

Schedule III-1

If to MUFG Bank, Ltd.:

MUFG Bank, Ltd.

1221 Avenue of the Americas

New York, NY 10020-1104

Attention: Securitized Products

Tel: 212-782-6957

Fax: 212-782-4471

Email: securitization_reporting@us.mufg.jp

Schedule III-2

If to BNP Paribas:

BNP Paribas

787 Seventh Avenue, 7th Floor

New York, NY 10019

Attn: Chris Fukuoka

Tel: (212) 841-2567

Email: dl.starbirdadmin@us.bnpparibas.com

If to Starbird Funding Corporation:

Starbird Funding Corporation

68 South Service Road, Suite 120

Melville, NY 11747

Tel: (631) 930-7216

Fax: (212) 302-8767

Email: starbird@gssnyc.com

with a copy to:

BNP Paribas

787 Seventh Avenue, 7th Floor

New York, NY 10019

Attn: Chris Fukuoka

Tel: (212) 841-2567

Email: dl.starbirdadmin@us.bnpparibas.com

Schedule III-3

ANNEX A

REAFFIRMATION OF PERFORMANCE SUPPORT AGREEMENT

This Reaffirmation of Performance Support Agreement dated as of October 29, 2021 (this “Reaffirmation”) is entered into by ADT Inc.

Reference is hereby made to (i) the Amended and Restated Performance Support Agreement dated as of July 16, 2021 (the “Performance Support Agreement”) between ADT Inc. as Performance Support Provider and Mizuho Bank, Ltd. as Administrative Agent and Collateral Agent, and (ii) the First Amendment and Joinder dated as of October 29, 2021 (the “First Amendment”) to the Receivables Financing Agreement and the Receivables Sale and Contribution Agreement, to which this Reaffirmation is attached as Annex A.

Capitalized terms not otherwise defined herein are used herein as defined in the Performance Support Agreement.

ADT Inc. hereby agrees that, after giving effect to the First Amendment, its obligations as the Performance Support Provider under the Performance Support Agreement continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever by the First Amendment coming into effect and, without limiting the foregoing, confirms its undertaking with respect to the Guaranteed Obligations under the Performance Support Agreement.

ADT INC.

By:	/s/ Deepika Yelamanchi
Name:	Deepika Yelamanchi
Title:	Vice President and Treasurer

Annex A-1